Exhibit 99.1 Contacts: Media Investor Relations Stacey Jones Sean Meakim (980) 378-6258 (704) 627-6200 stacey.jones@honeywell.com sean.meakim@honeywell.com Honeywell Announces Filing of Form 10 Registration Statement and Upcoming Investor Day for Planned Spin-Off of Solstice Advanced Materials • Solstice Advanced Materials will be a pure-play specialty materials company with leading market positions in refrigerants, semiconductor materials, protective fibers, and healthcare packaging solutions • Filing marks latest milestone as Solstice prepares to become a standalone public company in the fourth quarter of 2025 • Investor Day scheduled for October 8, 2025, in New York City to provide details on Solstice’s business and value creation strategy CHARLOTTE, N.C., August 21, 2025 -- Honeywell (NASDAQ: HON) today announced the filing of its Form 10 registration statement (“Form 10”) with the U.S. Securities and Exchange Commission (“SEC”) for the planned spin-off of Solstice Advanced Materials (“Solstice”). A copy of the Form 10 is available on the SEC website as well as Honeywell’s Investor Relations website. “This Form 10 filing marks a pivotal step toward the exciting launch of Solstice Advanced Materials as an innovation-led independent company. With Honeywell’s legacy and a purpose-built management team and Board, Solstice is set up for a very bright future,” said Vimal Kapur, Chairman and CEO of Honeywell. “Today’s announcement also demonstrates the consistent progress our team is making toward forming three industry-leading public companies, each uniquely equipped to deliver exceptional customer service, expand opportunities for employees, and unlock shareholder value.” “Today is a milestone that underscores Solstice’s tremendous momentum as we prepare for our next chapter as a public company,” said David Sewell, President and CEO of the Solstice Advanced Materials business. “The end markets we serve are underpinned by attractive secular growth trends, including regulatory-driven sustainability transitions in cooling and building solutions and the proliferation of artificial intelligence and advanced computing. We look to harness these trends by focusing on customer-partnered innovation and high-return opportunities that strengthen our ability to serve customers, establish new differentiated technology platforms, and enhance our resilience through market cycles. We believe Solstice is well-positioned to unleash growth and unlock substantial long-term value for all stakeholders.” Page 1 of 5

Highlights from the Form 10 The Form 10 introduces Solstice Advanced Materials, which will be: • A differentiated advanced materials company that is a leading global provider of refrigerants, semiconductor materials, protective fibers, and healthcare packaging, and generated net sales of $3.8 billion, net income of $0.6 billion1, and adjusted EBITDA2 of $1.1 billion1 in 2024; • Home to well-known brands, such as Solstice®, Genetron®, Aclar®, Spectra®, Fluka®, and Hydranal®, supported by more than 3,900 employees, 21 manufacturing sites, and four R&D sites; and • Built to create value for stakeholders by partnering with its customers to capitalize on secular growth trends, making targeted investments into innovation and manufacturing capabilities while maintaining a strong balance sheet, and supporting resilient, industry-leading margins through disciplined use of the Solstice Accelerator operating model. Solstice Advanced Materials will be organized into two operating segments: • Refrigerants & Applied Solutions (“RAS”): A leading portfolio of low-global-warming-potential (LGWP) refrigerants, blowing agents, solvents, and aerosol materials, distributed and sold through the Solstice®, Genetron®, and Aclar® brands. This segment generated net sales of $2.7 billion in 2024. • Electronic & Specialty Materials (“ESM”): A leading portfolio of electronic materials, industrial-grade fibers, laboratory life sciences materials, and specialty chemicals, distributed and sold through the Spectra®, Fluka®, and Hydranal® brands. This segment generated net sales of $1.0 billion in 2024. Solstice Investor Day Solstice will host an Investor Day during the afternoon of October 8, 2025, in New York City. Over the course of the event, members of the leadership team will provide details on Solstice’s specialized businesses, future growth prospects, and compelling financial model. The event will also highlight Solstice’s differentiated product portfolio, including Solstice® low-global- warming-potential refrigerants, Spectra® high-performance fibers, Hydranal® analytical reagents, and Aclar® pharmaceutical packaging solutions. A live webcast of the event, along with related presentation materials, will be available through the Investor Relations section of Honeywell’s website at www.honeywell.com/investor. A replay will remain accessible for 30 days following the event. Additional Information Solstice’s common stock is expected to be listed on the Nasdaq Stock Exchange under the ticker symbol “SOLS.” The planned spin-off of Solstice is expected to be tax-free for Honeywell shareholders for U.S. federal income tax purposes (other than any cash that Honeywell shareowners receive in lieu of fractional shares). Investors, media, and the general public are invited to learn more about the pending spin-off at Honeywell’s Investor Relations website. Future updates to the Form 10 will be filed with the SEC and may be viewed at www.sec.gov filings under Solstice Advanced Materials’ current name, Solstice Advanced Materials, LLC. The Form 10 filed on August 21, 2025, is subject to change and will be made final prior to the effective date. Page 2 of 5 1 Net income and adjusted EBITDA in 2024 exclude standalone and public company costs of $0.2 billion and $0.1 billion, respectively. 2 See additional information at the end of this release regarding this non-GAAP financial measure.

About Honeywell Honeywell is an integrated operating company serving a broad range of industries and geographies around the world. Our business is aligned with three powerful megatrends – automation, the future of aviation and energy transition – underpinned by our Honeywell Accelerator operating system and Honeywell Forge IoT platform. As a trusted partner, we help organizations solve the world's toughest, most complex challenges, providing actionable solutions and innovations through our Aerospace Technologies, Industrial Automation, Building Automation and Energy and Sustainability Solutions business segments that help make the world smarter, safer, as well as more secure and sustainable. For more news and information on Honeywell, please visit www.honeywell.com/newsroom. Additional Information Honeywell uses our Investor Relations website, www.honeywell.com/investor, as a means of disclosing information which may be of interest or material to our investors and for complying with disclosure obligations under Regulation FD. Accordingly, investors should monitor our Investor Relations website, in addition to following our press releases, SEC filings, public conference calls, webcasts, and social media. Forward-looking Statements We describe many of the trends and other factors that drive our business and future results in this release. Such discussions contain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are those that address activities, events, or developments that management intends, expects, projects, believes, or anticipates will or may occur in the future. They are based on management's assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors, many of which are difficult to predict and outside of our control. They are not guarantees of future performance, and actual results, developments and business decisions may differ significantly from those envisaged by our forward-looking statements. We do not undertake to update or revise any of our forward-looking statements, except as required by applicable securities law. Our forward-looking statements are also subject to material risks and uncertainties, including ongoing macroeconomic and geopolitical risks, such as changes in or application of trade and tax laws and policies, including the impacts of tariffs and other trade barriers and restrictions, lower GDP growth or recession in the U.S. or globally, supply chain disruptions, capital markets volatility, inflation, and certain regional conflicts, that can affect our performance in both the near- and long-term. In addition, no assurance can be given that any plan, initiative, projection, goal, commitment, expectation, or prospect set forth in this release can or will be achieved. Some of the important factors that could cause Honeywell’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the ability of Honeywell to effect the spin-off transaction described above and to meet the conditions related thereto; (ii) the possibility that the spin-off transaction will not be completed within the anticipated time period or at all; (iii) the possibility that the spin-off transaction will not achieve its intended benefits; (iv) the impact of the spin-off transaction on Honeywell's businesses and the risk that the spin- off transaction may be more difficult, time-consuming or costly than expected, including the impact on Honeywell's resources, systems, procedures and controls, diversion of management’s attention and the impact and possible disruption of existing relationships with regulators, customers, suppliers, employees and other business counterparties; (v) the possibility of disruption, including disputes, litigation or unanticipated costs, in connection with the spin-off transaction; (vi) the uncertainty of the expected financial performance of Honeywell or Solstice following completion of the spin-off transaction; (vii) negative effects of the announcement or pendency of the spin-off transaction on the market price of Honeywell's securities and/or on the financial performance of Honeywell; (viii) the ability to achieve anticipated capital structures in connection with the spin-off transaction, including the future availability of credit and factors that may affect such availability; (ix) the ability to achieve anticipated credit ratings in connection with the spin-off transaction; (x) the ability to achieve anticipated tax treatments in connection with the spin-off transaction and future, if any, divestitures, mergers, acquisitions and other portfolio changes and the impact of changes in relevant tax and other laws; and (xi) the failure to realize expected benefits and effectively manage and achieve anticipated synergies and operational efficiencies in connection with the spin-off transaction and completed and future, if any, divestitures, mergers, acquisitions, and other portfolio management, productivity and infrastructure actions. These forward-looking statements should be considered in light of the information included in this release, our Form 10-K and other filings with the SEC. Any forward-looking plans described herein are not final and may be modified or abandoned at any time. This release contains Adjusted EBITDA, a financial measure presented on a non-GAAP basis. Page 3 of 5

Management believes that, when considered together with reported amounts, this measure is useful to investors and management in understanding Solstice Advanced Materials’ ongoing operations and in the analysis of ongoing operating trends. This measure should be considered in addition to, and not as a replacement for, the most comparable GAAP measure. Refer to the Appendix attached to this release for a reconciliation of the non-GAAP financial measure to the most directly comparable GAAP measure. Page 4 of 5

Appendix Non-GAAP Financial Measure The following information provides the definition and reconciliation of the non-GAAP financial measure presented in this press release to which this reconciliation is attached to the most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles (GAAP). Management believes that, when considered together with reported amounts, this measure is useful to investors and management in understanding Solstice Advanced Materials' ongoing operations and in the analysis of ongoing operating trends. This measure should be considered in addition to, and not as a replacement for, the most comparable GAAP measure. Other companies may calculate this non-GAAP measure differently, limiting the usefulness of this measure for comparative purposes. Management does not consider this non-GAAP measure in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitations of this non-GAAP financial measure is that it excludes significant expenses and income that are required by GAAP to be recognized in the combined financial statements. In addition, it is subject to inherent limitations as it reflects the exercise of judgments by management about which expenses and income are excluded or included in determining this non-GAAP financial measure. Investors are urged to review the reconciliation of the non-GAAP financial measure to the comparable GAAP financial measures and not to rely on any single financial measure to evaluate Solstice Advanced Materials' business. Solstice Advanced Materials Reconciliation of Net Income to Adjusted EBITDA (Unaudited) (Dollars in millions) Year Ended December 31, 2024 Net income $ 605 Income tax expense 192 Depreciation 175 Amortization 42 Interest and other financial charges 13 Other expense1 34 Stock compensation expense 17 Other non-recurring items2 10 Asset retirement obligation accretion 2 Transaction costs 4 Pension and other postretirement expense 2 Repositioning charges 2 Adjusted EBITDA $ 1,098 1 Represents Other expense excluding Equity income of affiliated companies, which is included in Adjusted EBITDA. 2 Including but not limited to impairment charges, litigation and insurance settlements, and gains and losses on disposal of assets. We define adjusted EBITDA as net income excluding income taxes, depreciation, amortization, interest and other financial charges, other expense, stock compensation expense, pension and other postretirement income (expense), transaction-related costs, repositioning charges, asset retirement obligation accretion, and certain other items that are otherwise of an unusual or non-recurring nature (including but not limited to impairment charges, litigation and insurance settlements, and gains and losses on disposal of assets). We believe this measure is useful to investors as it provides greater transparency with respect to supplemental information used by management in its financial and operational decision making, as well as understanding ongoing operating trends. Page 5 of 5

SOLSTICE ADVANCED MATERIALS
FORM 10 HIGHLIGHTS

A differentiated advanced materials company that generated net sales of $3.8B, net income of $0.6B[1] and adjusted EBITDA* of $1.1B[1] in 2024

Home to well-known brands such as Solstice®, Genetron®, Aclar®, Spectra®, Fluka® and Hydranal®, supported by 3,900+ employees, 21 manufacturing sites and 4 R&D sites[2]

Built to create value for stakeholders by partnering with customers and investing in innovation while maintaining industry-leading margins

BUSINESS SEGMENTS:


$3.8B
NET SALES
2024

$2.7B

REFRIGERANTS & APPLIED SOLUTIONS

Leading manufacturer of LGWP[3] refrigerants, blowing agents, solvents, and aerosol materials

$1.0B

ELECTRONIC & SPECIALTY MATERIALS

Leading provider of electronic materials, industrial-grade fibers, laboratory life sciences materials, and specialty chemicals

COMPETITIVE STRENGTHS:

A Global Leader in Innovative Advanced Materials

Decades of innovative solutions with 300+ technologists and engineers and 5,700+ patents and pending applications[2]

Deep Customer Relationships and Manufacturing Proximity

Diverse, global base of 3,000+ customers in ~120 countries and territories

Long-Term Secular Growth Across End Markets

Strong secular demand from growing trends, such as government regulated sustainability targets

Value Creation Opportunities as an Independent Company

Full autonomy to operate dynamically and make strategic investments

Resilient and Best-in-Class Financial Profile

Characterized by long-term mid-single-digit organic growth and strong adjusted EBITDA margins

Strong Management Team

~25 average years of experience in advanced materials and specialty chemicals, governed by a purposeful board with a proven track record

Difference between the sum of net sales figures for the business segments and total company is due to rounding.

* Non-GAAP financial measure. Please refer to Solstice Advanced Materials' Information Statement filed with the SEC for additional information regarding this non-GAAP financial measure and a reconciliation to the most directly comparable financial measure prepared in accordance with GAAP.

1. Net income and adjusted EBITDA in 2024 exclude standalone and public company costs of $0.2 billion and $0.1 billion, respectively.
2. As of June 30, 2025
3. Low Global Warming Potential